Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference November 1, 2019, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports third quarter 2019 results
Network enhancements a primary strategic focus

CHICAGO (October 31, 2019) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,321 million for the third quarter of 2019, versus $1,297 million for the same period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $18 million and $0.15, respectively, for the third quarter of 2019 compared to $46 million and $0.41, respectively, in the same period one year ago.
"Our results for the third quarter reflect the investments we are making throughout the TDS Family of Companies," said LeRoy T. Carlson, Jr., TDS President and CEO. "U.S. Cellular is continuing to make improvements to its high-performing network and TDS Telecom is making progress deploying fiber in its new out-of-territory fiber markets.
"At U.S. Cellular subscriber activity built momentum throughout the quarter. Higher inbound roaming revenue and increased postpaid average revenue per user (ARPU) drove revenue growth. U.S. Cellular is progressing with network modernization. U.S. Cellular is readying its network for 5G and many customers with 4G devices are experiencing better network quality and improved speeds. U.S. Cellular is on track to launch 5G service in Iowa and Wisconsin during the first quarter of 2020.
"At TDS Telecom, customer demand for faster broadband speeds and for video connections generated higher residential revenue per connection. The Wireline segment saw growth in revenues from fiber investments which helped offset declines in legacy voice revenue. Wireline continued to expand fiber even deeper into its ILEC markets while also expanding its fiber footprint to attractive out-of-territory markets. Cable operations produced another strong quarter, generating 8% growth in revenues through increased broadband connections, which contributed to a 14% year-over-year increase in Adjusted EBITDA."

2019 Estimated Results

TDS’ current estimates of full-year 2019 results for U.S. Cellular, TDS Telecom, and TDS are shown below. Such estimates represent management’s view as of October 31, 2019 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2019 Estimated Results
	U.S. Cellular		TDS Telecom		TDS[1]
	Previous	Current	Previous	Current	Previous	Current
(Dollars in millions)
Total operating revenues	$3,900-$4,100	$3,950-$4,050	$900-$950	Unchanged	$5,025-$5,275	$5,075-$5,225
Adjusted OIBDA[2]	$725-$875	$750-$850	$280-$310	Unchanged	$1,000-$1,180	$1,025-$1,155
Adjusted EBITDA[2]	$900-$1,050	$925-$1,025	$290-$320	Unchanged	$1,185-$1,365	$1,210-$1,340
Capital expenditures	$625-$725	Unchanged	$300-$350	Unchanged	$940-$1,090	Unchanged

The following tables provide reconciliations of Net income to Adjusted OIBDA and Adjusted EBITDA for 2019 estimated results, actual results for the nine months ended September 30, 2019, and actual results for the year ended December 31, 2018. In providing 2019 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2019 Estimated Results
	U.S. Cellular	TDS Telecom	TDS[1]
(Dollars in millions)
Net income (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income before income taxes (GAAP)	$80-$180	$85-$115	$70-$200
Add back:
Interest expense	115	—	175
Depreciation, amortization and accretion expense	710	205	945
EBITDA (Non-GAAP)[2]	$905-$1,005	$290-$320	$1,190-$1,320
Add back or deduct:
(Gain) loss on asset disposals, net	20	—	20
Adjusted EBITDA (Non-GAAP)[2]	$925-$1,025	$290-$320	$1,210-$1,340
Deduct:
Equity in earnings of unconsolidated entities	160	—	160
Interest and dividend income	15	10	25
Adjusted OIBDA (Non-GAAP)[2]	$750-$850	$280-$310	$1,025-$1,155

	Actual Results
	Nine Months Ended September 30, 2019			Year Ended December 31, 2018
	U.S. Cellular	TDS Telecom	TDS[1]	U.S. Cellular	TDS Telecom	TDS[1]
(Dollars in millions)
Net income (GAAP)	$115	$74	$132	$164	$89	$175
Add back or deduct:
Income tax expense	55	23	64	51	16	46
Income before income taxes (GAAP)	$170	$97	$196	$215	$105	$221
Add back:
Interest expense	87	(2)	128	116	(2)	172
Depreciation, amortization and accretion expense	524	150	697	640	212	883
EBITDA (Non-GAAP)[2]	$781	$245	$1,021	$971	$315	$1,276
Add back or deduct:
(Gain) loss on asset disposals, net	13	(7)	5	10	(2)	9
(Gain) loss on sale of business and other exit costs, net	(1)	—	(1)	—	—	—
(Gain) loss on license sales and exchanges, net	—	—	—	(18)	—	(18)
Adjusted EBITDA (Non-GAAP)[2]	$793	$238	$1,025	$963	$313	$1,267
Deduct:
Equity in earnings of unconsolidated entities	128	—	129	159	—	160
Interest and dividend income	14	9	24	15	8	26
Other, net	—	—	—	(1)	2	2
Adjusted OIBDA (Non-GAAP)[2]	$651	$228	$872	$790	$303	$1,079
Numbers may not foot due to rounding.

[1]	The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments.

[2]
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for September 30, 2019, can be found on TDS' website at investors.tdsinc.com.

Conference Call Information
TDS will hold a conference call on November 1, 2019 at 9:00 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/32152.

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 4119859.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, BendBroadband and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed 9,400 people as of September 30, 2019.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations
312-592-5341
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
U.S. Cellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Retail Connections
Postpaid
Total at end of period	4,395,000	4,414,000	4,440,000	4,472,000	4,466,000
Gross additions	163,000	137,000	137,000	179,000	172,000
Feature phones	3,000	5,000	4,000	4,000	3,000
Smartphones	121,000	97,000	98,000	132,000	130,000
Connected devices	39,000	35,000	35,000	43,000	39,000
Net additions (losses)	(19,000)	(26,000)	(32,000)	6,000	(1,000)
Feature phones	(11,000)	(10,000)	(13,000)	(11,000)	(14,000)
Smartphones	9,000	(1,000)	(1,000)	31,000	29,000
Connected devices	(17,000)	(15,000)	(18,000)	(14,000)	(16,000)
ARPU[1]	$46.16	$45.90	$45.44	$45.58	$45.31
ARPA[2]	$119.87	$119.46	$118.84	$119.60	$119.42
Churn rate[3]	1.38%	1.23%	1.26%	1.29%	1.29%
Handsets	1.09%	0.97%	0.99%	1.00%	1.02%
Connected devices	3.44%	3.01%	3.08%	3.20%	3.04%
Prepaid
Total at end of period	510,000	500,000	503,000	516,000	528,000
Gross additions	70,000	61,000	61,000	66,000	80,000
Net additions (losses)	9,000	(2,000)	(13,000)	(12,000)	1,000
ARPU[1]	$34.35	$34.43	$33.44	$32.80	$32.09
Churn rate[3]	4.03%	4.20%	4.92%	4.98%	4.98%
Total connections at end of period[4]	4,957,000	4,967,000	4,995,000	5,041,000	5,050,000
Market penetration at end of period
Consolidated operating population	31,310,000	31,310,000	31,310,000	31,469,000	31,469,000
Consolidated operating penetration[5]	16%	16%	16%	16%	16%
Capital expenditures (millions)	$170	$195	$102	$242	$118
Total cell sites in service	6,554	6,535	6,506	6,531	6,506
Owned towers	4,123	4,116	4,106	4,129	4,119

[1]
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.

•	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

[2]	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

[3]	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

[4]	Includes reseller and other connections.

[5]	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
TDS Telecom
Wireline
Residential connections
Voice[1]	266,100	269,000	271,100	274,100	278,400
Broadband[2]	242,200	240,200	236,100	235,400	237,100
Video[3]	57,300	56,200	54,300	54,000	53,100
Wireline residential connections	565,600	565,500	561,500	563,500	568,600

Total residential revenue per connection[4]	$49.02	$47.88	$48.16	$47.39	$47.30

Commercial connections
Voice[1]	121,200	124,200	127,300	130,500	134,000
Broadband[2]	20,600	20,600	20,400	20,600	20,700
managedIP[5]	124,500	128,300	132,000	134,000	138,000
Video[3]	400	400	400	400	400
Wireline commercial connections	266,600	273,500	280,100	285,400	293,100

Total Wireline connections	832,300	839,000	841,500	848,900	861,700

Cable
Cable residential and commercial connections
Broadband[6]	174,900	172,600	171,100	167,400	163,600
Video[7]	98,000	100,300	101,400	102,900	102,100
Voice[8]	63,900	64,800	65,400	65,200	63,600
managedIP[5]	1,200	1,100	1,100	1,000	700
Total Cable connections	338,000	338,900	339,000	336,500	330,100
Numbers may not foot due to rounding.

[1]	The individual circuits connecting a customer to Wireline’s central office facilities that provide voice services.

[2]	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.

[3]	The number of Wireline customers provided video services.

[4]
Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

[5]	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

[6]	Billable number of lines into a building for high-speed data services.

[7]
Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

[8]	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)
Quarter Ended	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
(Dollars in millions)
Wireline	$61	$55	$29	$73	$41
Cable	20	15	13	19	13
Total TDS Telecom	$81	$70	$42	$91	$54
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$1,031	$1,001	3%	$2,970	$2,916	2%
TDS Telecom	231	234	(1)%	695	695	–
All Other[1]	59	62	(4)%	175	166	5%
	1,321	1,297	2%	3,840	3,777	2%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	823	804	2%	2,319	2,296	1%
Depreciation, amortization and accretion	181	160	13%	524	478	10%
(Gain) loss on asset disposals, net	5	3	66%	13	5	N/M
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	(1)	—	N/M
(Gain) loss on license sales and exchanges, net	2	—	N/M	—	(18)	98%
	1,011	967	5%	2,855	2,761	3%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	162	157	3%	467	466	–
Depreciation, amortization and accretion	50	53	(6)%	150	160	(6)%
(Gain) loss on asset disposals, net	—	(3)	N/M	(7)	(2)	N/M
	212	206	3%	609	624	(2)%
All Other[1]
Expenses excluding depreciation and amortization	62	65	(3)%	182	176	3%
Depreciation and amortization	6	7	(5)%	23	24	(5)%
(Gain) loss on asset disposals, net	1	—	N/M	(1)	—	N/M
	69	73	(3)%	205	200	2%
Total operating expenses	1,292	1,246	4%	3,669	3,585	2%
Operating income (loss)
U.S. Cellular	20	34	(40)%	115	155	(26)%
TDS Telecom	20	28	(29)%	86	71	21%
All Other[1]	(11)	(11)	(5)%	(30)	(34)	13%
	29	51	(43)%	171	192	(11)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	44	42	5%	129	121	7%
Interest and dividend income	7	6	15%	24	18	39%
Interest expense	(42)	(43)	1%	(128)	(129)	1%
Other, net	—	2	N/M	—	1	N/M
Total investment and other income	9	7	34%	25	11	N/M
Income before income taxes	38	58	(35)%	196	203	(3)%
Income tax expense	15	5	N/M	64	48	32%
Net income	23	53	(57)%	132	155	(15)%
Less: Net income attributable to noncontrolling interests, net of tax	5	7	(27)%	22	36	(39)%
Net income attributable to TDS shareholders	$18	$46	(62)%	$110	$119	(7)%

Basic weighted average shares outstanding	115	112	2%	114	112	2%
Basic earnings per share attributable to TDS shareholders	$0.15	$0.41	(63)%	$0.96	$1.06	(9)%

Diluted weighted average shares outstanding	116	114	2%	116	113	2%
Diluted earnings per share attributable to TDS shareholders	$0.15	$0.41	(63)%	$0.93	$1.04	(10)%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

[1]	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2019	2018
(Dollars in millions)
Cash flows from operating activities
Net income	$132	$155
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	697	662
Bad debts expense	80	71
Stock-based compensation expense	47	37
Deferred income taxes, net	23	31
Equity in earnings of unconsolidated entities	(129)	(121)
Distributions from unconsolidated entities	100	91
(Gain) loss on asset disposals, net	5	3
(Gain) loss on sale of business and other exit costs, net	(1)	—
(Gain) loss on license sales and exchanges, net	—	(18)
Other operating activities	4	3
Changes in assets and liabilities from operations
Accounts receivable	(42)	(5)
Equipment installment plans receivable	(42)	(88)
Inventory	3	13
Accounts payable	(4)	13
Customer deposits and deferred revenues	(2)	(7)
Accrued taxes	37	(3)
Accrued interest	9	11
Other assets and liabilities	(43)	(36)
Net cash provided by operating activities	874	812

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(631)	(447)
Cash paid for acquisitions and licenses	(257)	(10)
Cash received from investments	29	100
Cash paid for investments	(11)	—
Cash received from divestitures and exchanges	32	28
Other investing activities	1	4
Net cash used in investing activities	(837)	(325)

Cash flows from financing activities
Repayment of long-term debt	(16)	(15)
TDS Common Shares reissued for benefit plans, net of tax payments	(6)	27
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(8)	7
Repurchase of U.S. Cellular Common Shares	(21)	—
Dividends paid to TDS shareholders	(57)	(54)
Distributions to noncontrolling interests	(3)	(5)
Other financing activities	8	(2)
Net cash used in financing activities	(103)	(42)

Net increase (decrease) in cash, cash equivalents and restricted cash	(66)	445

Cash, cash equivalents and restricted cash
Beginning of period	927	622
End of period	$861	$1,067

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30, 2019[1]	December 31, 2018
(Dollars in millions)
Current assets
Cash and cash equivalents	$853	$921
Short-term investments	—	17
Accounts receivable	1,116	1,099
Inventory, net	147	150
Prepaid expenses	98	103
Income taxes receivable	3	12
Other current assets	28	28
Total current assets	2,245	2,330

Assets held for sale	9	54

Licenses	2,470	2,195

Goodwill	509	509

Other intangible assets, net	235	253

Investments in unconsolidated entities	511	480

Property, plant and equipment, net	3,353	3,346

Operating lease right-of-use assets	970	—

Other assets and deferred charges	579	616

Total assets	$10,881	$9,783

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30, 2019[1]	December 31, 2018
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$21	$21
Accounts payable	386	365
Customer deposits and deferred revenues	195	197
Accrued interest	20	11
Accrued taxes	63	44
Accrued compensation	111	127
Short-term operating lease liabilities	115	—
Other current liabilities	90	114
Total current liabilities	1,001	879

Liabilities held for sale	1	1

Deferred liabilities and credits
Deferred income tax liability, net	664	640
Long-term operating lease liabilities	931	—
Other deferred liabilities and credits	475	541

Long-term debt, net	2,405	2,418

Noncontrolling interests with redemption features	11	11

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01 per share	1	1
Capital in excess of par value	2,456	2,432
Treasury shares, at cost	(481)	(519)
Accumulated other comprehensive loss	(10)	(10)
Retained earnings	2,680	2,656
Total TDS shareholders' equity	4,646	4,560

Noncontrolling interests	747	733

Total equity	5,393	5,293

Total liabilities and equity	$10,881	$9,783

[1]
As of January 1, 2019, TDS adopted the new lease accounting standard, ASC 842, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2019 amounts include the impacts of ASC 842, but 2018 amounts remain as previously reported.

Balance Sheet Highlights
(Unaudited)

	September 30, 2019
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$570	$36	$247	$—	$853
Affiliated cash investments	—	509	—	(509)	—
	$570	$545	$247	$(509)	$853

Licenses, goodwill and other intangible assets	$2,461	$741	$12	$—	$3,214
Investment in unconsolidated entities	471	4	46	(10)	511
	$2,932	$745	$58	$(10)	$3,725

Property, plant and equipment, net	$2,144	$1,096	$113	$—	$3,353

Long-term debt, net:
Current portion	$19	$1	$1	$—	$21
Non-current portion	1,592	3	810	—	2,405
	$1,611	$4	$811	$—	$2,426

TDS Telecom Highlights
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
(Dollars in millions)
Wireline
Operating revenues
Residential	$83	$81	3%	$245	$241	2%
Commercial	41	46	(9)%	127	140	(9)%
Wholesale	45	50	(11)%	139	144	(3)%
Total service revenues	169	176	(4)%	512	524	(2)%
Equipment and product sales	—	—	(19)%	1	1	(25)%
	169	177	(4)%	512	526	(3)%
Operating expenses
Cost of services	68	68	(1)%	195	200	(2)%
Cost of equipment and products	—	—	(7)%	1	1	(26)%
Selling, general and administrative expenses	52	49	7%	148	146	2%
Expenses excluding depreciation, amortization and accretion	120	118	2%	344	346	(1)%
Depreciation, amortization and accretion	33	35	(8)%	99	108	(8)%
(Gain) loss on asset disposals, net	—	(4)	N/M	(8)	(3)	N/M
	153	149	3%	435	451	(4)%
Operating income	$16	$28	(41)%	$78	$75	4%

Cable
Operating revenues
Residential	$52	$47	9%	$152	$140	9%
Commercial	10	10	1%	32	30	6%
	62	58	8%	184	170	8%
Operating expenses
Cost of services	27	26	4%	79	78	1%
Selling, general and administrative expenses	15	14	6%	44	42	6%
Expenses excluding depreciation, amortization and accretion	42	40	5%	124	120	3%
Depreciation, amortization and accretion	17	17	(2)%	51	52	(3)%
(Gain) loss on asset disposals, net	—	1	(86)%	1	1	(49)%
	59	58	2%	175	174	1%
Operating income (loss)	$3	$—	N/M	$8	$(4)	N/M

Total TDS Telecom operating income	$20	$28	(29)%	$86	$71	21%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
(Dollars in millions)
Cash flows from operating activities (GAAP)	$282	$349	$874	$812
Less: Cash paid for additions to property, plant and equipment	238	171	631	447
Free cash flow (Non-GAAP)[1]	$44	$178	$243	$365

[1]
Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

EBITDA, Adjusted EBITDA and Adjusted OIBDA
The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Income before income taxes and Operating income.

	Three Months Ended September 30,
CABLE	2019	2018
(Dollars in millions)
Income before income taxes (GAAP)	$4	$—
Add back:
Depreciation, amortization and accretion	17	17
EBITDA (Non-GAAP)	21	18
Add back or deduct:
(Gain) loss on asset disposals, net	—	1
Adjusted EBITDA (Non-GAAP)	21	18
Deduct:
Interest and dividend income	—	—
Adjusted OIBDA (Non-GAAP)	20	18
Deduct:
Depreciation, amortization and accretion	17	17
(Gain) loss on asset disposals, net	—	1
Operating income (GAAP)	$3	$—
Numbers may not foot due to rounding.